Federated Hermes California Municipal Cash Trust
A Portfolio of Federated Hermes Money Market Obligations Trust
CASH II SHARES (TICKER CALXX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED FEBRUARY 29, 2024

The following changes are effective January 1, 2025.
1. Under the section entitled “Risk/Return Summary: Fees and Expenses,” please delete and replace the “Fee Table” and “Example” in their entirety with the following:
RISK/RETURN SUMMARY: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Cash II Shares (CII) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
CII
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
CII
Management Fee[1]	0.25%
Distribution (12b-1) Fee	0.20%
Other Expenses	0.40%
Total Annual Fund Operating Expenses[1]	0.85%
Fee Waivers and/or Expense Reimbursements[1,2]	(0.17)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.68%

 The Management Fee, Total Annual Fund Operating Expenses and Fee Waivers and/or Expense
Reimbursements have been restated to reflect current fees due to a reduction in the stated gross
Management Fee for the Fund effective January 1, 2025.
2
 The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses, interest expense and proxy-related expenses if any) paid by the Fund’s CII class (after the voluntary waivers and/or reimbursements) will not exceed
0.68% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) March 1, 2025; or
(b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$87
3 Years	$271
5 Years	$471
10 Years	$1,049
December 23, 2024

Federated Hermes California Municipal Cash Trust
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456932 (12/24)
© 2024 Federated Hermes, Inc.